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                                                                    Exhibit 23.3


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-78559) as amended on June 28, 1999 of AVT Corporation of our report dated February 19, 1999 relating to the financial statements of MediaTel Corporation, which is included in AVT Corporation's Current Report on Form 8-K as amended on June 28, 1999.


/s/ PricewaterhouseCoopers LLP

San Francisco, California
June 28, 1999